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                                                                Exhibit 4.8


                   AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT


         AMENDMENT dated as of May 25, 2001 to the 364-Day Credit Agreement dated as of February 7, 2001 (the "CREDIT AGREEMENT") among Tyco International Group S.A. (the "BORROWER"), Tyco International Ltd. (the "Guarantor"), the Banks party thereto (the "BANKS") and The Chase Manhattan Bank, as Agent (the "AGENT").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to modify certain of the covenants to exclude the effect of the acquisition of The CIT Group, Inc., a Delaware corporation, and its Subsidiaries by a Subsidiary of the Guarantor;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         (b) The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

         "CIT" means The CIT Group, Inc., a Delaware corporation, and its successors.

         "CONSOLIDATED RESTRICTED SUBSIDIARY" means, at any date, any Restricted Subsidiary or other entity the accounts of which would be consolidated with those of the Guarantor in its consolidated financial statements if such statements were prepared as of such date.

         "RESTRICTED SUBSIDIARY" means, at any date, a Subsidiary of the Guarantor other than CIT and its Subsidiaries.


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         "WHOLLY-OWNED CONSOLIDATED RESTRICTED SUBSIDIARY" means any
Consolidated Restricted Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares and investments by foreign nationals mandated by applicable law) are at the time beneficially owned, directly or indirectly, by the Guarantor.

         (c) The definitions of "Consolidated Assets", "Consolidated Debt", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Net Worth", "Consolidated Tangible Assets", "Intangible Assets" and "Material Adverse Effect" are amended to replace (i) each reference to "Consolidated Subsidiary" with "Consolidated Restricted Subsidiary" and (ii) each reference to "Consolidated Subsidiaries" with "Consolidated Restricted Subsidiaries".

         (d) The definitions of "Permitted Acquired Debt" and "Permitted Receivables Transaction" are amended to replace (i) each reference to "Subsidiary" with "Restricted Subsidiary" and (ii) each reference to "Subsidiaries" with "Restricted Subsidiaries".

         Section 2. AMENDMENTS TO REPRESENTATIONS AND WARRANTIES. (a) Sections 4.05, 4.07 and 4.09 of the Credit Agreement are amended to replace (i) each reference to "Subsidiary" with "Restricted Subsidiary", (ii) each reference to "Subsidiaries" with "Restricted Subsidiaries" and (iii) each reference to "Consolidated Subsidiaries" with "Consolidated Restricted Subsidiaries".

         (b) Section 4.06 of the Credit Agreement is amended to add "(other than CIT and its Subsidiaries)" after each reference to "ERISA Group".

         (c) Section 4.08 of the Credit Agreement is amended to (i) replace the reference to "Significant Subsidiaries" in the first line with "each of its Restricted Subsidiaries that is a Significant Subsidiary", (ii) add "such" before "Significant Subsidiary" in the fourth line and (iii) replace the reference to "Subsidiaries" in the sixth line with "Restricted Subsidiaries".

         Section 3. AMENDMENTS TO COVENANTS. Article 5 of the Credit Agreement is amended to replace (i) each reference to "Subsidiary" with "Restricted Subsidiary", (ii) each reference to "Subsidiaries" with "Restricted Subsidiaries" (except in Section 5.04(a)), (iii) each reference to "Consolidated Subsidiary" with "Consolidated Restricted Subsidiary", (iv) each reference to "Consolidated Subsidiaries" with "Consolidated Restricted Subsidiaries" (except in Section 5.01) and (v) each reference to "Wholly-Owned Consolidated Subsidiary" with "Wholly-Owned Consolidated Restricted Subsidiary".

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         Section 4. REPRESENTATIONS OF PRINCIPAL OBLIGORS. Each Principal
Obligor represents and warrants that (i) the representations and warranties of such Principal Obligor set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         Section 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         Section 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 7. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each Principal Obligor and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      TYCO INTERNATIONAL GROUP S.A.

                                      By: /s/ Michelangelo Stefani
                                          --------------------------------------
                                          Title:  Managing Director


                                      TYCO INTERNATIONAL LTD

                                      By: /s/ Mark H. Swartz
                                          --------------------------------------
                                          Title: Chief Financial Officer and
                                                 Executive Vice President


                                      THE CHASE MANHATTAN BANK

                                      By: /s/ Gail Weiss
                                          --------------------------------------
                                          Title:  Vice President


                                      BANK OF AMERICA, N.A.

                                      By: /s/ John W. Pocalyko
                                          --------------------------------------
                                          Title:  Managing Director


                                      CITIBANK, N.A.

                                      By: /s/ Diane L. Pockaj
                                          --------------------------------------
                                          Title:  Vice President

                                      COMMERZBANK AG, NEW YORK
                                        AND GRAND CAYMAN BRANCHES

                                      By: /s/ Robert Donohue
                                          --------------------------------------
                                          Title:  Senior Vice President


                                      By: /s/ Peter Doyle
                                          --------------------------------------
                                          Title:  Vice President


                                      ABN AMRO BANK N.V.

                                      By: /s/ Dean P. Giglio
                                          --------------------------------------
                                          Title:  Vice President


                                      By: /s/ Helen Clarke-Hepp
                                          --------------------------------------
                                          Title:  Vice President




                                      BANCA NAZIONALE DEL LAVORO S.P.A.,
                                        NEW YORK BRANCH

                                      By:
                                          --------------------------------------
                                          Title:


                                      By:
                                          --------------------------------------
                                          Title:

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                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ William E. Zarrett
                                          --------------------------------------
                                          Title:  Managing Director


                                      BARCLAYS BANK PLC

                                      By: /s/ L. Peter Yetman
                                          --------------------------------------
                                          Title:  Director


                                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                        NEW YORK BRANCH

                                      By: /s/ John T. Murphy
                                          --------------------------------------
                                          Title:  Director

                                      By: /s/ Tricia Grieve
                                          --------------------------------------
                                          Title:  Director


                                      BNP PARIBAS

                                      By: /s/ Richard Pace
                                          --------------------------------------
                                          Title:  Vice President


                                      By: /s/ Nanette Baudon
                                          --------------------------------------
                                          Title:  Vice President

                                      CREDIT LYONNAIS NEW YORK BRANCH

                                      By: /s/ Rod Hurst
                                          --------------------------------------
                                          Title:  Vice President



                                      CREDIT SUISSE FIRST BOSTON

                                      By: /s/ David W. Kratovil
                                          --------------------------------------
                                          Title:  Director

                                      By: /s/ Jeffrey Bernstein
                                          --------------------------------------
                                          Title:  Vice President


                                      DEUTSCHE BANK AG, NEW YORK BRANCH
                                        AND/OR CAYMAN ISLANDS BRANCH

                                      By: /s/ Jean M. Hannigan
                                          --------------------------------------
                                          Title:  Director

                                      By: /s/ Stephanie Strohe
                                          --------------------------------------
                                          Title:  Vice President

                                      DRESDNER BANK AG, NEW YORK
                                        AND GRAND CAYMAN BRANCHES

                                      By: /s/ Joanna M. Solowski
                                          --------------------------------------
                                          Title:  Vice President


                                      By: /s/ Vincent Carotenuto
                                          --------------------------------------
                                          Title:  Assistant Vice President


                                      FIRST UNION NATIONAL BANK

                                      By: /s/ George L. Woolsey
                                          --------------------------------------
                                          Title:  Vice President


                                      HSBC BANK USA

                                      By: /s/ Rochelle Forster
                                          --------------------------------------
                                          Title:  Senior Vice President


                                      MERRILL LYNCH BANK USA

                                      By: /s/ D. Kevin Imlay
                                          --------------------------------------
                                          Title:  Senior Lending Officer

                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                        NEW YORK BRANCH

                                      By: /s/ Barry S. Wadler
                                          --------------------------------------
                                          Title:  Associate Director

                                      By: /s/ Lisa Walker
                                          --------------------------------------
                                          Title:  Associate Director


                                      BAYERISCHE LANDESBANK GIROZENTRALE

                                      By: /s/ Hereward Drummond
                                          --------------------------------------
                                          Title:  Senior Vice President

                                      By: /s/ James H. Boyle
                                          --------------------------------------
                                          Title:  Vice President


                                      FLEET NATIONAL BANK

                                      By:
                                          --------------------------------------
                                          Title:


                                      MELLON BANK, N.A.

                                      By: /s/ Daniel J. Lenckos
                                          --------------------------------------
                                          Title:  Vice President

                                      SAN PAOLO IMI S.P.A.

                                      By: /s/ Luca Sacchi
                                          --------------------------------------
                                          Title:  Vice President


                                      By: /s/ Carlo Persico
                                          --------------------------------------
                                          Title:  Deputy General Manager


                                      THE TORONTO-DOMINION BANK

                                      By:
                                          --------------------------------------
                                          Title:



                                      INTESABCI S.P.A. NEW YORK BRANCH

                                      By: /s/ Frank Maffei
                                          --------------------------------------
                                          Title:  Vice President


                                      By: /s/ Charles Dougherty
                                          --------------------------------------
                                          Title:  Vice President




                                      THE BANK OF NEW YORK

                                      By: /s/ Roger Grossman
                                          --------------------------------------
                                          Title:  Vice President

                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                      By: /s/ Thomas Fennessey
                                          --------------------------------------
                                          Title   Vice President



                                      BBL INTERNATIONAL (U.K.) LIMITED

                                      By:
                                          --------------------------------------
                                          Title:

                                      By:
                                          --------------------------------------
                                          Title:



                                      KEYBANK NATIONAL ASSOCIATION

                                      By: /s/ Frank J. Jancar
                                          --------------------------------------
                                          Title:  Vice President



                                      LEHMAN COMMERCIAL PAPER INC.

                                      By: /s/ Michael E. O'Brien
                                          --------------------------------------
                                          Title:  Authorized Signatory

                                      NATIONAL AUSTRALIA BANK LIMITED,
                                        A.C.N. 004044937

                                      By: /s/ Justin F. McCarty III
                                          --------------------------------------
                                          Title:  Vice President


                                      NATIONAL WESTMINSTER BANK PLC
                                        NEW YORK BRANCH

                                      By: /s/ M. Jones
                                          --------------------------------------
                                          Title:  Senior Corporate Manager


                                      NATIONAL WESTMINSTER BANK PLC
                                        NASSAU BRANCH

                                      By: /s/ M. Jones
                                          --------------------------------------
                                          Title:  Senior Corporate Manager


                                      SOCIETE GENERALE

                                      By: /s/ Ambrish D. Thanawala
                                          --------------------------------------
                                          Title:  Director, Corporate Banking


                                      THE FUJI BANK, LIMITED

                                      By:
                                          --------------------------------------
                                                Title:

                                      THE DAI-ICHI KANGYO BANK, LTD.,
                                        NEW YORK BRANCH

                                      By:
                                          --------------------------------------
                                          Title:


                                      STANDARD CHARTERED BANK

                                      By: /s/ John Biscette
                                          --------------------------------------
                                          Title:  Vice President

                                      By: /s/ Andrew Y. Ng
                                          --------------------------------------
                                          Title:  Vice President


                                      AUSTRALIA AND NEW ZEALAND BANKING
                                        GROUP LIMITED

                                      By:
                                          --------------------------------------
                                          Title:


                                      BANK OF IRELAND

                                      By:
                                          --------------------------------------
                                          Title:

                                      NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                        NEW YORK BRANCH AND/OR CAYMAN
                                        ISLANDS BRANCH


                                      By:
                                          --------------------------------------
                                          Title:


                                      By:
                                          --------------------------------------
                                          Title:


                                      THE NORTHERN TRUST COMPANY

                                      By: /s/ John A. Konstantos
                                          --------------------------------------
                                          Title:  Vice President


                                      PNC BANK, NATIONAL ASSOCIATION

                                      By: /s/ Donald V. Davis
                                          --------------------------------------
                                          Title:  Vice President

                                      By:
                                          --------------------------------------
                                          Title:


                                      UNICREDITO ITALIANO S.P.A.

                                      By: /s/ Gianfranco Bisagni
                                          --------------------------------------
                                          Title:  First Vice President


                                      By: /s/ Charles Michael
                                          --------------------------------------
                                          Title:  Vice President

                                      WESTPAC BANKING CORPORATION

                                      By: /s/ Lisa Porter
                                          --------------------------------------
                                          Title:  Relationship Manager


                                      BANCA POPOLARE DI MILANO, NEW YORK BRANCH

                                      By:
                                          --------------------------------------
                                          Title:

                                      By:
                                          --------------------------------------
                                          Title:


                                      ARAB BANK PLC, GRAND CAYMAN BRANCH

                                      By: /s/ Samer Tamimi
                                          --------------------------------------
                                          Title:  Vice President


                                      BANCO BILBAO VIZCAYA

                                      By: /s/ Alberto Conde
                                          --------------------------------------
                                          Title: Vice President, Corporate
                                                 Banking


                                      By: /s/ Santiago Hernandez Monsalve
                                          --------------------------------------
                                          Title: Vice President Global Corporate
                                                 Banking

                                      THE BANK OF N.T. BUTTERFIELD & SON LIMITED

                                      By: /s/ J. W. Raynor
                                          --------------------------------------
                                          Title:  Manager, Corporate Banking


                                      By: /s/ M. A. McWatt
                                          --------------------------------------
                                          Title:  Senior Vice President



                                      ALLFIRST BANK

                                      By: /s/ Kellie M. Matthews
                                          --------------------------------------
                                          Title:  Senior Vice President



                                      KBC BANK N.V.

                                      By:
                                          --------------------------------------
                                          Title: